UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 18, 2026

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Investment Agreement with MiRus LLC

On May 18, 2026, Boston Scientific Corporation (the “Company”) issued a press release announcing that the Company has entered into an investment agreement (the “Investment Agreement”) with MiRus LLC (“MiRus”), a privately held company developing and commercializing proprietary novel biomaterials, implants and procedural solutions for the treatment of cardiovascular and orthopedic diseases, including the Siegel transcatheter aortic valve replacement system (the “TAVR System”), for which it has received investigation device exemption approval from the U.S. Federal Food and Drug Administration (“FDA”) to conduct the STAR (Siegel Transcatheter Aortic Valve Replacement Trial) randomized control clinical trial in the United States designed to achieve a Premarket Approval Application for the TAVR System.

Under the terms of the Investment Agreement, on May 15, 2026, the Company acquired, for a cash payment of $1.5 billion (exclusive of a $100 million payment previously made by the Company to MiRus) (a) non-voting common equity interests constituting 33.75% of the fully diluted equity interests of MiRus and (b) an exclusive option (the “Call Option”) to acquire, subject to the satisfaction of customary closing conditions, all the equity interests of a wholly owned subsidiary of MiRus (such subsidiary, “TAVR-Structural Heart NewCo”), to be formed by MiRus to hold all of MiRus’s tangible and intangible assets primarily relating to the business of owning, designing, developing, manufacturing and commercializing the TAVR System, for additional aggregate cash payments totaling $3.0 billion, at the Company’s option following MiRus’ achievement of certain clinical and regulatory milestones, for 100% ownership of TAVR-Structural Heart NewCo. Upon the closing of the Company’s acquisition of TAVR-Structural Heart NewCo, the Company will no longer own any equity interest in MiRus. If the Company exercises the Call Option, MiRus will have the right to receive additional payments based on net sales of the TAVR System over a specified period. The Company also has an exclusive option, exercisable if it exercises the Call Option, to acquire mitral and tricuspid replacement valve assets from MiRus for an additional payment.

If the Company does not make any portion of the additional payments, or does not exercise the Call Option within the applicable period or the Call Option does not close following its exercise, the Company’s equity interest in MiRus will be forfeited or reduced by approximately 75%, or exchanged for an interest in TAVR-Structural Heart NewCo, depending on the circumstances.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference; provided, however, that information on or connected to the Company's website or the website of any third-party hyperlinked from or referenced in the press release included as Exhibit 99.1 to this Current Report on Form 8-K is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements that we may make from time to time, including statements contained in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aim,” “goal,” “target,” “continue,” “hope,” “may” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the financial and business impact and anticipated benefits of the investment, the exercise of the Call Option and the timing thereof, business plans and strategy, product launches and product performance and impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical events, conflicts and tensions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions; expected procedural volumes; the closing and integration of acquisitions, including our ability or determination to exercise the Call Option and our ability to achieve the anticipated benefits of the investment or the Call Option (if exercised); clinical trial results; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the investment or the exercise of the Call Option; the conditions to the completion of the investment or the exercise of the Call Option, including the fact that the receipt of the required regulatory approvals and clearances may not be satisfied at all or in a timely manner; the fact that the exercise of the Call Option may not occur or may be delayed; demographic trends; intellectual property; litigation; financial market conditions; the execution and effect of our business strategy, including our cost-savings and growth initiatives; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, refer to Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that we will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K and any statements incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description
99.1    Press Release, dated May 18, 2026.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2026	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary